UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

United States Steel Corporation
(Name of Registrant as Specified In Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA BELLATOR FUND, LP

ANCORA CATALYST, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA IMPACT FUND LP SERIES CC

ANCORA IMPACT FUND LP SERIES DD

ANCORA ALTERNATIVES LLC

ANCORA HOLDINGS GROUP, LLC

FREDRICK D. DISANTO

JAMIE BOYCHUK

ROBERT P. FISHER, JR.

DR. JAMES K. HAYES

ALAN KESTENBAUM

ROGER K. NEWPORT

SHELLEY Y. SIMMS

PETER T. THOMAS

DAVID J. URBAN

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ancora Catalyst Institutional, LP, together with the other participants named herein (collectively, “Ancora”), intend to file a preliminary proxy statement and accompanying universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of Ancora’s slate of director nominees at the 2025 annual meeting of stockholders (the “Annual Meeting”) of United States Steel Corporation, a Delaware corporation (the “Company”).

On March 14, 2025, James Chadwick, President of Ancora Alterantives LLC, was quoted in the following article published by Bloomberg:

US Steel Activist Investor Boosts Holdings in Turnaround Push

Bloomberg

By Joe Deaux

March 14, 2025

Ancora Holdings Group has added to its holdings of United States Steel Corp. as the activist investor continues to push its case to replace the board and install a new chief executive officer to lead a turnaround of the American steelmaker.

Ancora’s position in the Pittsburgh-based steelmaker is now worth more than $100 million, Jim Chadwick, portfolio manager and head of the firm’s Alternatives subsidiary, said in an interview. Chadwick said he continues to buy as it becomes more likely that Nippon Steel Corp.’s offer to buy US Steel will fall through.

Ancora and Alan Kestenbaum — its nominee to replace David Burritt as CEO of US Steel — haven’t yet spelled out a detailed plan to investors on how they intend to turn around the once-iconic steelmaker. Chadwick said they’ll be investing “significant” capital and resources to grow the North American flat-rolled steel business.

“If we go to the finish line on this, I’d like to be a top-10 shareholder in the company. That’s the goal,” Chadwick said in an interview. “If there’s a situation of the deal not going to happen, which I think is where we’re headed, I wouldn’t want leadership to use that and come back and keep themselves entrenched.”

The recent buying adds to the activist investor’s initial holding of some 0.18% it revealed in January after former President Joe Biden blocked the deal, citing national security concerns. The increased position, Chadwick said, puts Ancora at just about 1% of total shares outstanding, putting it barely inside the top 20 holders.

Kestenbaum has also began buying stock personally — enough to make him a larger shareholder of US Steel than the steel producer’s current CEO, Chadwick said. A government filing with further details could be available later Friday, he said.

The move comes as hope for the deal that drew massive attention during the 2024 American presidential election has shown little progress. President Donald Trump last month made clear that he didn’t want Nippon Steel to hold a majority stake in the US firm.

US Steel said in a late-January statement that it’s board has a proven track record of acting in the best interests of the company and stockholders. The company said it remains “confident that our partnership with Nippon Steel is the best deal for American steel, American jobs, American communities and American supply chains.”

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), together with the other participants named herein, intend to file a preliminary proxy statement and accompanying universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of Ancora Catalyst Institutional’s slate of highly-qualified director nominees at the 2025 annual meeting of stockholders of United States Steel Corporation, a Delaware corporation (the “Company”).

ANCORA CATALYST INSTITUTIONAL STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the anticipated proxy solicitation are expected to be Ancora Catalyst Institutional, Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Merlin Institutional, LP (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Impact Fund LP Series CC (“Ancora Impact CC”), Ancora Impact Fund LP Series DD (“Ancora Impact DD”), Ancora Alternatives LLC, (“Ancora Alternatives”), Ancora Holdings Group, LLC (“Ancora Holdings”), Fredrick D. DiSanto, Jamie Boychuk, Robert P. Fisher, Jr., Dr. James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas, and David J. Urban.

As of the date hereof, Ancora Catalyst Institutional directly beneficially owns 440,932 shares of Common Stock, 100 shares of which are held in record name. As of the date hereof, Ancora Bellator directly beneficially owns 239,599 shares of Common Stock. As of the date hereof, Ancora Catalyst directly beneficially owns 47,919 shares of Common Stock. As of the date hereof, Ancora Merlin Institutional directly beneficially owns 444,898 shares of Common Stock. As of the date hereof, Ancora Merlin directly beneficially owns 45,415 shares of Common Stock. As of the date hereof, Ancora Impact CC directly beneficially owns 518,909 shares of Common Stock. As of the date hereof, Ancora Impact DD directly beneficially owns 286,169 shares of Common Stock. As of the date hereof, Mr. DiSanto directly beneficially owns 10,000 shares of Common Stock. As of the date hereof, Mr. Kestenbaum directly beneficially owns 500,000 shares of Common Stock. As the investment advisor and general partner to each of Ancora Catalyst Institutional, Ancora Bellator, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin, Ancora Impact CC, Ancora Impact DD and the Ancora Alternatives SMAs, Ancora Alternatives may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As the sole member of Ancora Alternatives, Ancora Holdings may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As the Chairman and Chief Executive Officer of Ancora Holdings, Mr. DiSanto may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As of the date hereof, Messrs. Boychuk, Fisher, Newport, Thomas, and Urban, Dr. Hayes and Ms. Simms do not beneficially own any shares of Common Stock.